FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of January 18, 2008, is entered into among AMERICAN FINANCIAL GROUP, INC., an Ohio corporation ("AFG"), and AAG HOLDING COMPANY, INC., an Ohio corporation ("AAG") (AFG and AAG are hereinafter referred to collectively as the "Borrowers"), the lenders listed on the signature pages hereof as Lenders (the "Lenders"), and BANK OF AMERICA, N.A., as Administrative Agent.

BACKGROUND

    The Borrowers, the Lenders, and the Administrative Agent are parties to that certain Credit Agreement, dated as of March 29, 2006 (the "Credit Agreement"). The terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement.

    The Borrowers have requested certain amendments to the Credit Agreement.

    NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the Borrowers, the 77enders and the Administrative Agent covenant and agree as follows:

      AMENDMENTS.

        The defined term "AFG Consolidated Net Worth" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

        "AFG Consolidated Net Worth" means, on any date, the amount reported by AFG, determined in accordance with GAAP on a consolidated basis, as "Total Shareholders' Equity" on its Form 10-K or Form 10-Q, but excluding (a) all amounts in respect of unrealized gains or losses recorded pursuant to FAS 115 and (b) any mandatorily redeemable capital stock (or redeemable shares of other beneficial interest), in each case as determined in accordance with GAAP and Section 7.10.

        The defined term "AFG Consolidated Total Financing Debt" set forth in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

        "AFG Consolidated Total Financing Debt" means, on any date, on a consolidated basis determined in accordance with GAAP and Section 7.10 for AFG and its Subsidiaries (a) the sum of (i) indebtedness for borrowed money, or indebtedness evidenced by notes, debentures, Capitalized Leases, guarantees (excluding guarantees of indebtedness already included as Indebtedness) or similar instruments, (ii) indebtedness for the deferred purchase price of assets (other than the normal trade accounts payable), and (iii) indebtedness in respect of mandatory redemption or dividend rights related to an Equity Interest, but (b) excluding (i) any collateralized debt obligation fund managed by AFG which is listed on Schedule 1.01 and which Indebtedness in this clause (b) is carried as "Long Term Debt - Variable Interest Entities" on AFG's balance sheet from time to time in accordance with GAAP, and (ii) Non-Recourse Real Estate Indebtedness of AFG and its Subsidiaries.

        The defined terms "GAFRI Consolidated Financing Debt" and "GAFRI Consolidated Net Worth" set forth in Section 1.01 of the Credit Agreement are hereby deleted.

        The following defined terms are hereby added to Section 1.01 of the Credit Agreement in proper alphabetical order:

        "First Amendment Date" means January 18, 2008.

        "Hybrid Securities" has the meaning specified in the last paragraph of Section 7.10.

        Section 6.01 of the Credit Agreement is hereby amended to read as follows:

        6.01 Financial Statements. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

        (a) as soon as available, but in any event within 90 days after the end of each fiscal year of AFG (commencing with the fiscal year ended December 31, 2005, the Annual Report on Form 10-K of AFG for the fiscal year then ended, a consolidated balance sheet of AFG and its Subsidiaries, as at the end of such fiscal year, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, such consolidated statements of AFG to be audited and accompanied by (i) a report and opinion of a Registered Public Accounting Firm of nationally recognized standing reasonably acceptable to the Required Lenders, which report and opinion shall be prepared in accordance with generally accepted auditing standards and applicable Securities Law and shall not be subject to any "going concern" or like qualification or exception or any qualification or exception as to the scope of such audit and (ii) an opinion of such Registered Public Accounting Firm independently assessing AFG's internal controls over financial reporting in accordance with Item 308 of SEC Regulation S-K, PCAOB Auditing Standard No. 2 and Section 404 of Sarbanes-Oxley;

        (b) as soon as available, but in any event within 60 days after the end of each of the first three fiscal quarters of each fiscal year of AFG (commencing with the fiscal quarter ended March 31, 2006) the quarterly report of AFG as required by the Exchange Act on Form 10-Q, a consolidated balance sheet of AFG and its Subsidiaries, as at the end of such fiscal quarter, and the related consolidated statements of income or operations, shareholders' equity and cash flows for such fiscal quarter and for the portion of AFG and its Subsidiaries' fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, such consolidated statements to be certified by a Responsible Officer of AFG as fairly presenting the financial condition, results of operations, shareholders' equity and cash flows of AFG and its Subsidiaries, in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes; and

        (c) as soon as available, all quarterly and annual statutory financial statements, including all exhibits and schedules thereto, of the Insurance Subsidiaries, in the form required by the respective Insurance Authorities.

        As to any information contained in materials furnished pursuant to Section 6.02(d), AFG shall not be separately required to furnish such information under clause (a) or (b) above, but the foregoing shall not be in derogation of the obligation of AFG to furnish the information and materials described in clauses (a) or (b) above at the times specified therein.

        Section 6.02 of the Credit Agreement is hereby amended to read as follows:

        6.02 Certificates; Other Information. Deliver to the Administrative Agent and each Lender, in form and detail satisfactory to the Administrative Agent and the Required Lenders:

        (a) concurrently with the delivery of the financial statements referred to in Section 6.01(a), a certificate of the Registered Public Accounting Firm certifying such financial statements and stating that in making the examination necessary therefor no knowledge was obtained of any Default under the financial covenants set forth herein or, if any such Default shall exist, stating the nature and status of such event;

        (b) concurrently with the delivery of the financial statements referred to in Sections 6.01(a) and (b) (commencing with the delivery of the financial statements for the fiscal quarter ended March 31, 2006), a duly completed Compliance Certificate signed by a Responsible Officer of AFG;

        (c) promptly after any request by the Administrative Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of AFG by independent accountants in connection with the accounts or books of AFG or any Subsidiary, or any audit of any of them;

        (d) promptly after the same are available, copies of each annual report, proxy or financial statement or other report or communication sent to the stockholders of AFG, and copies of all annual, regular, periodic and special reports and registration statements which AFG may file or be required to file with the SEC under Section 13 or 15(d) of the Securities Exchange Act of 1934, and not otherwise required to be delivered to the Administrative Agent pursuant hereto;

        (e) promptly after the furnishing thereof, copies of any statement or report furnished to any holder of debt securities of AFG or any of its Subsidiaries pursuant to the terms of any indenture, loan or credit or similar agreement and not otherwise required to be furnished to the Lenders pursuant to Section 6.01 or any other clause of this Section 6.02;

        (f) promptly, and in any event within five Business Days after receipt thereof by AFG or any of its Subsidiaries, copies of each notice or other correspondence received from the SEC (or comparable agency in any applicable non-U.S. jurisdiction) concerning any investigation or possible investigation or other inquiry by such agency regarding financial or other operational results of AFG or any of its Subsidiaries; and

        (g) promptly, such additional information regarding the business, financial or corporate affairs of AFG or any Subsidiary, or compliance with the terms of the Loan Documents, as the Administrative Agent or any Lender may from time to time reasonably request.

        Documents required to be delivered pursuant to Section 6.01(a), (b), or (c) or Section 6.02(d) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (i) on which AFG posts such documents, or provides a link thereto on AFG's website on the Internet at the website address listed on Schedule 10.02; or (ii) on which such documents are posted on AFG's behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that: (i) AFG shall deliver paper copies of such documents to the Administrative Agent or any Lender that requests AFG to deliver such paper copies until a written request to cease delivering paper copies is given by the Administrative Agent or such Lender and (ii) AFG shall notify the Administrative Agent and each Lender (by telecopier or electronic mail) of the posting of any such documents and provide to the Administrative Agent by electronic mail electronic versions (i.e., soft copies) of such documents. Notwithstanding anything contained herein, in every instance AFG shall be required to provide paper copies of the Compliance Certificates required by Section 6.02(b) to the Administrative Agent and each Lender. Except for such Compliance Certificates, the Administrative Agent shall have no obligation to request the delivery or to maintain copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by AFG with any such request for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

        The Borrowers hereby acknowledge that (a) the Administrative Agent and/or the Arranger will make available to the Lenders and the L/C Issuer materials and/or information provided by or on behalf of the Borrowers hereunder (collectively, "Borrowers' Materials") by posting the Borrowers' Materials on IntraLinks or another similar electronic system (the "Platform") and (b) certain of the Lenders may be "public-side" Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to the Borrowers or their respective securities) (each, a "Public Lender"). The Borrowers hereby agree that (w) all Borrowers' Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked "PUBLIC" which, at a minimum, shall mean that the word "PUBLIC" shall appear prominently on the first page thereof; (x) by marking Borrowers' Materials "PUBLIC," the Borrowers shall be deemed to have authorized the Administrative Agent, the Arranger, the L/C Issuer and the Lenders to treat such Borrowers' Materials as either publicly available information or not material information (although it may be sensitive and proprietary) with respect to the Borrowers or their respective securities for purposes of United States Federal and state securities laws; (y) all Borrowers' Materials marked "PUBLIC" are permitted to be made available through a portion of the Platform designated "Public Investor;" and (z) the Administrative Agent and the Arranger shall be entitled to treat any Borrowers' Materials that are not marked "PUBLIC" as being suitable only for posting on a portion of the Platform not designated "Public Investor."

        Section 7.05 of the Credit Agreement is hereby amended to read as follows:

        7.05 Restricted Payments; Stock Redemptions. AFG shall not, nor shall it permit any of its Subsidiaries to, directly or indirectly, declare or make, directly or indirectly any Restricted Payment, or incur any obligation (contingent or otherwise) to do so, except that AFG and its Subsidiaries (a) may declare and pay dividends in respect of any Capital Trust Securities if, at the time of and after giving effect to such dividend, no Default under Section 8.01(a), 8.01(e)(i)(A) or 8.01(f) shall have occurred and be continuing and (b) AFG and its Subsidiaries may make other Restricted Payments if, at the time of and after giving effect to such Restricted Payment, no Default has occurred and is continuing; provided, that, if there is a Default, any Subsidiary of AFG may make a Restricted Payment to any other Subsidiary or to AFG.

        Section 7.10 of the Credit Agreement is hereby amended by amending clause (e) thereof to read as follows:

        (e) [INTENTIONALLY OMITTED]

        Section 7.10 of the Credit Agreement is hereby further amended by amending the last paragraph thereof to read as follows:

        Notwithstanding anything in this Agreement to the contrary, any required increases in the minimum requirements set forth in the financial covenants set forth in this Section 7.10 shall exclude realized gains on stock already reflected in AFG Consolidated Net Worth. For purposes of calculating AFG Consolidated Net Worth and AFG Consolidated Total Financing Debt as of any date, Capital Trust Securities permitted under Section 7.13 and the Indebtedness under Subordinated Debentures issued in connection therewith (the "Hybrid Securities") will be accorded the same capital treatment as given to such Hybrid Securities by S&P on such date; provided, however, that the maximum amount of Hybrid Securities which may be included in AFG Consolidated Net Worth and excluded from AFG Consolidated Total Financing Debt at any time shall not exceed 15% of "Total Shareholders' Equity" on its Form 10-K or Form 10-Q. As of the First Amendment Date, 100% of the outstanding Hybrid Securities are treated as equity by S&P, accordingly, 100% of the outstanding Hybrid Securities would be included in calculating AFG Consolidated Net Worth and 100% of the related Indebtedness under the Subordinated Debentures would be excluded in calculating AFG Consolidated Total Financing Debt.

        The Compliance Certificate is hereby amended to be in the form of Exhibit C to this First Amendment.

      REPRESENTATIONS AND WARRANTIES TRUE; NO EVENT OF DEFAULT. By its execution and delivery hereof, AFG represents and warrants that, as of the date hereof:

        the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct on and as of the date hereof as made on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; and

        no event has occurred and is continuing which constitutes a Default.

      CONDITIONS TO EFFECTIVENESS. This Amendment shall be effective as of January 18, 2008 subject to satisfaction or completion of the following:

        the Administrative Agent shall have received counterparts of this Amendment executed by the Required Lenders;

        the Administrative Agent shall have received counterparts of this Amendment executed by the Borrowers; and

        the Administrative Agent shall have received, in form and substance satisfactory to the Administrative Agent and its counsel, such other documents, certificates and instruments as the Administrative Agent shall require.

      REFERENCE TO THE CREDIT AGREEMENT.

        Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", or words of like import shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

        Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights or remedies of the Administrative Agent or the Lenders under the Credit Agreement or any of the other Loan Documents, and shall not alter, modify, amend, or in any way affect the terms, conditions, obligations, covenants, or agreements contained in the Credit Agreement or the other Loan Documents, all of which are hereby ratified and affirmed in all respects and shall continue in full force and effect.

      COSTS, EXPENSES AND TAXES. The Borrowers agree to pay on demand all costs and expenses of the Administrative Agent in connection with the preparation, reproduction, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto).

      EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. For purposes of this Amendment, a counterpart hereof (or signature page thereto) signed and transmitted by any Person party hereto to the Administrative Agent (or its counsel) by facsimile machine, telecopier or electronic mail is to be treated as an original. The signature of such Person thereon, for purposes hereof, is to be considered as an original signature, and the counterpart (or signature page thereto) so transmitted is to be considered to have the same binding effect as an original signature on an original document.

      GOVERNING LAW; BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, provided that each party shall retain all rights arising under federal law, and shall be binding upon the parties hereto and their respective successors and assigns.

      HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      ENTIRE AGREEMENT. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

REMAINDER OF PAGE LEFT INTENTIONALLY BLANK

IN WITNESS WHEREOF, this Amendment is executed as of the date first set forth above.

AMERICAN FINANCIAL GROUP, INC.

By:

Name:

Title:

AAG HOLDING COMPANY, INC.

By:

Name:

Title:

BANK OF AMERICAN, N.A., as

Administrative Agent

By:

Name:

Title:

BANK OF AMERICA, N.A., as a Lender

By:

Name:

Title:

NATIONAL CITY BANK, as Co-Syndication Agent and as a Lender

By:

Name:

Title:

KEYBANK NATIONAL ASSOCIATION, as Co-Syndication Agent and as a Lender

By:

Name:

Title:

US BANK, N.A., as Documentation Agent and as a Lender

By:

Name:

Title:

WACHOVIA BANK, NATIONAL

ASSOCIATION, as a Lender

By:

Name:

Title:

THE HUNTINGTON NATIONAL BANK, as a Lender

By:

Name:

Title:

MERRILL LYNCH BANK USA, as a Lender

By:

Name:

Title:

UBS LOAN FINANCE LLC, as a Lender

By:

Name:

Title:

By:

Name:

Title:

THE BANK OF NEW YORK, as a Lender

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender

By:

Name:

Title:

By:

Name:

Title:

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:

Name:

Title:

REGIONS BANK, as a Lender

By:

Name:

Title:

JPMORGAN CHASE BANK, as a Lender

By:

Name:

Title:

THE NORTHERN TRUST COMPANY, as a Lender

By:

Name:

Title: